               --------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


      Date of Report (Date of Earliest Event Reported): September 26, 2003

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                                                                           16-0845824
------------------------------------------        --------------------------        ------------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)         (IRS Employer Identification Number)


                 90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
                 --------------------------------------------------          -----------
                      (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850


o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s
               11 7/8 Percent Senior Subordinated Notes Due 2008.


               --------------------------------------------------

Item 12. Results of Operations and Financial Condition

The registrant's press release dated September 26, 2003, which reports its financial results for the fiscal year ended June 28, 2003, is furnished as
Exhibit 99.1.

                                   SIGNATURES

          The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BIRDS EYE FOODS, INC.



Date: September  26, 2003              By: /s/Earl L. Powers
      -----------------------              -------------------------------------
                                           Earl L. Powers,
                                           Executive Vice President Finance and
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.                                          Description
-----------                                          -----------
   99.1         Press release issued September 26, 2003.
